EXHIBIT 99.1



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 15

CERTIFICATION AND NOTICE OF TERMINATION OF REGISTRATION UNDER SECTION 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934 OR SUSPENSION OF DUTY TO FILE REPORTS UNDER SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                                                  Commission File Number 0-28410


                                LOEHMANN'S, INC.
             (Exact name of registrant as specified in its charter)


                               2500 HALSEY STREET
                                BRONX, NY 10461
                                 (718) 409-2000
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                         COMMON STOCK, PAR VALUE $0.01
                     CLASS B COMMON STOCK, PAR VALUE $0.01
            (Title of each class of securities covered by this Form)


                                      NONE
       (Titles of all other classes of securities for which a duty to file reports under section 13(a) or 15(d) remains)

Please place an X in the box(es) to designate the appropriate rule provisions(s) relied upon to terminate or suspend the duty to file reports:

      Rule 12g-4(a)(1)(i)    [x]                Rule 12h-3(b)(1)(i)     [x]
      Rule 12g-4(a)(1)(ii)   [ ]                Rule 12h-3(b)(1)(ii)    [ ]
      Rule 12g-4(a)(2)(i)    [ ]                Rule 12h-3(b)(2)(i)     [ ]
      Rule 12g-4(a)(2)(ii)   [ ]                Rule 12h-3(b)(2)(ii)    [ ]
                                                Rule 15d-6              [ ]

Approximate number of holders of record as of the certification or notice
date:        1
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 Loehmann's, Inc. has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.

Date: September 30, 2005    BY: /s/ Robert Glass
     --------------------       ----------------------------------------------
                                Name:  Robert Glass
                                Title: Chief Financial Officer